UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00696

T. Rowe Price Small-Cap Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

Small-Cap Stock Fund	December 31, 2015

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Last year was challenging for investors. Small-cap stocks, as measured by the Russell 2000 Index, fell 4.41%. Leadership was highly concentrated in the technology, financials, and biotech areas. Money-losing companies, which we refer to as speculative leaders, led small-cap performance in the first half of the year. Naturally, in such an environment, most stock pickers struggled. While such speculative leaders can capture investors’ attention for a time, investors tend to abandon them in a market pullback. The market corrected sharply in the second half, particularly in the month of December, when the Russell 2000 declined over 5%. As we have often experienced in past down markets, our portfolio outperformed, enabling us to beat the Russell 2000 Index for the 12-month period.

Myriad factors spooked markets in the second half of 2015. Growing economic weakness in China, rising market volatility, widening credit spreads, a weak high yield market, and rich valuations with weakening relative earnings strength combined to drive an overall risk-off sentiment. When the dust settled, investors favored larger companies with stronger balance sheets and higher returns on equity.

The Small-Cap Stock Fund returned -3.18% in 2015, compared with -4.41% for the Russell 2000 Index and -4.23% for the Lipper Small-Cap Core Funds Index. The fund lost 6.07% in the last six months, beating the Russell 2000 and its peer group index. Based on cumulative total return, Lipper ranked the Small-Cap Stock Fund in the top 12% of small-cap core funds in the five-year period ended December 31, 2015. Lipper ranked the Small-Cap Stock Fund 248 of 794, 173 of 678, 70 of 603, and 20 of 393 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2015, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.)

PERFORMANCE REVIEW

Our solid stock selection allowed us to outperform our benchmark. Over the 12-month period, we had our strongest absolute results in the health care, financials, and information technology sectors. Health care stocks, particularly those in the biotech pharmaceuticals and health care technology areas, led the gains, enjoying strong sales for key niche drugs and successful test results. Biotech company Incyte rose on very strong sales of Jakafi, the first FDA-approved drug to treat patients with the bone marrow disease myelofibrosis. While the stock was the portfolio’s top contributor, we reduced our exposure in Incyte and some other strong performers to take profits. Similarly, we sold Thoratec, a leading maker of a promising heart pump. We benefited from our holdings in Alkermes. The integrated biotech company saw sales of its key drug Vivitrol rise almost 50% in the fourth quarter. It also reported successful trial results for ALKS 8700, an oral treatment for multiple sclerosis, and is moving quickly to seek U.S. Food and Drug Administration approval for the therapy. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Pacira Pharmaceuticals, a specialty drug company whose only product is Exparel, a long-acting, non-opioid injection for postoperative pain management, detracted over the 12-month period, but it rallied late in the year after the FDA agreed that Exparel is broadly applicable for postsurgical analgesic pain relief and lifted its warning label.

In financials, improving credit markets, a resumption of loan growth, and rising markets had positive impacts on our holdings. As rates have risen in line with the Federal Reserve’s target rate increases and the improving business cycle, asset-sensitive banks, including Western Alliance Bancorp, have enjoyed stronger returns. Its shares performed well during the period along with many regional banks as investors anticipated that Fed rate increases will boost net interest margins. E*TRADE Financial results topped analysts’ expectations. It has also won the approval to return capital to shareholders and announced an $800 million share repurchase program. PS Business Parks, a real estate investment trust (REIT) focused on multi-tenant flex, office, and industrial space, benefited from the retail shift to online and same-day delivery. The firm has also generally experienced increasing rents and occupancy. Rising capital markets presented a strong tailwind for several of our holdings, though Waddell & Reed Financial declined amid investor concern about its exposure to high yield markets.

High prices in technology continue to limit our opportunities in the sector. However, we have a favorable long-term view of the sector as innovation is rapidly accelerating. Our top holdings are in niche providers, including SS&C Technologies Holdings, a financial services software firm that offers asset management accounting platforms. We believe its capable management team continues to add value through acquisitions and sound integration. The company recently completed acquisitions of Advent Software; Primatics Financial; and Citigroup’s alternative investment services business, which includes hedge fund and private equity fund services. Following the close of the Citigroup deal, the company will become the largest fund administrator behind State Street.

While our holdings in the industrials and business services sector weighed on 12-month results overall, technology solutions provider John Bean Technologies and building products company Lennox International were top performers. John Bean’s stock rose steadily after the company reported solid earnings, raised its dividend by 11%, and announced a $30 million share repurchase program. Lennox posted improved earnings on its commercial heating and cooling businesses.

Our investments in the consumer discretionary sector were hampered by stock selection in retail. Pier 1 Imports, which sells imported home goods, came under pressure amid increasing online competition. Pier 1 is seeking to improve its online business profile, but the significant capital needed to make this transition has weighed on investor sentiment.

PORTFOLIO STRATEGY

On the Buy Side
We increased our exposure to the utility Portland General Electric on weakness following unseasonably warm weather. We believe the company, with a $2.7 billion market capitalization, has an opportunity to increase its rate base. We also continued to add shares of ONE Gas, which we think is an under-followed gas utility. We anticipate that a series of rate cases will improve the firm’s return on equity over the next several years and that it will experience profitable rate-base growth as it spends on safety and reliability projects.

Among industrials and business services, we trimmed nonresidential construction company Lennox International after its strong performance. We also reduced exposure to Apogee Enterprises, which manufactures value-added glass and window products. We added exposure to Triumph Group, a global airspace supplier. Triumph has recently named a new CEO, formerly from Raytheon, to help restructure and manage through a series of product transitions as older programs wind down and newer commercial aircraft programs ramp up. We added to BWX Technologies. The $3.3 billion firm spun off its power generation assets. BWX is a manufacturer of nuclear components for the U.S. Navy. We are attracted to its visible revenue stream and potential for multiyear earnings growth. We repurchased Tennant, a manufacturer of industrial and commercial sweepers and scrubbers. We returned to this stock because its valuation is attractive based on our view of its earnings power. We are impressed with the company’s new product-related growth and cash flow characteristics.

We initiated a position in Performance Food, a former holding in the fund. We believe Performance Food can continue to gain market share in the fragmented food service distribution industry. The company increased its product volume by 5.1% last year—a pace we estimate to be more than two times the industry growth rate. Improving margins should result in better cash flows, and we expect the company will also reduce leverage.

In the REIT space, we added to American Campus Communities and Rouse Properties. American Campus owns a high-quality, well-run portfolio of student housing assets in a fragmented market. This is a defensive name with solid cash flows that could help it outperform in a downturn.

In technology, we initiated a position in CyberArk Software, an IT security solutions provider, which should benefit from increased budget allocations that companies are making to thwart cybersecurity attacks. CyberArk is attractively valued from a free cash flow perspective because the company has already achieved 25% to 30% free cash flow margins, a level significantly better than most small-cap software peers.

Few industries are more out of favor than newspapers, yet we found an attractive opportunity to buy shares of New Media Investment, which owns local newspapers and digital and multimedia assets primarily in small to medium-sized towns. The company generates significant free cash flow, which it uses to buy other local papers at very cheap prices. Moreover, we are essentially getting paid to wait for the stock price to rise, because the firm had an 8% dividend yield at the time of purchase.

Among financials, we added to BankUnited, which is led by a strong management team. This bank possesses an attractive footprint in Florida and New York, sports good organic growth, and could buy other banks or be bought by a larger bank. The stock trades at a modest P/E ratio and is highly attractive, in our opinion.

On the Sell Side
The health care sector was the source of significant profit taking in the last six months. Our largest sale in the sector was Incyte, which, as noted above, was a top performer. With market capitalization in excess of $20 billion, we continue to reduce our position. We also eliminated ZS Pharma, which agreed to be acquired by AstraZeneca in an all-cash deal valued at a 39% premium to its then trading price. ZS focused on liver, renal, and heart diseases. In other deal-driven trades, we exited Thoratec, which merged with St. Jude Medical.

Materials shares continued to be pressured by the ongoing commodities weakness. We trimmed a fairly recent purchase of Minerals Technologies, which had increased its energy exposure through the AMCOL transaction and faced earnings pressure as oil and gas prices fell. We also eliminated Berry Plastics after the company announced it would increase the leverage on its balance sheet to fund an acquisition in what could prove to be the late innings of an economic cycle. We also trimmed Louisiana-Pacific, a maker of oriented strand board for building homes, after the stock price began to reflect expectations of acceleration in housing starts, which we think is unlikely.

Given our negative views about oil fundamentals, we sold shares in Diamondback Energy. Although it has been a relative outperformer over the past 12 months, we expect it to underperform the market in 2016 given its current valuation, negative earnings revisions, and challenging fundamentals. We also eliminated Noble Energy, the larger-cap acquirer of former oil and gas producer holding Rosetta Resources. Now that Noble is a large-cap stock, it is no longer appropriate for this strategy.

In technology, we sold shares in Fabrinet, QLIK Technologies, and Fleetmatics. We also sold the majority of HomeAway shares at a premium after Expedia announced plans to buy it.

In the consumer discretionary space, we trimmed holdings in Brunswick and BJ’s Restaurants. Brunswick, a leading manufacturer of recreational boats and engines, continues to perform extremely well. The shares have been strong and are now somewhat closer to our estimate of fair value. Given this is a highly cyclical name, we believe investors need to move early in reducing exposure.

In the financial sector, merger and acquisition activity resulted in several major sales. We reduced our holdings of First Niagara Financial after the bank received a bid to be acquired by KeyBank. We also eliminated HCC Insurance Holdings after the company was purchased by Tokio Marine.

OUTLOOK

In 2015, small-cap stocks underperformed for the second year in a row. During this time, small-caps trailed the S&P 500 by almost 15 percentage points. In early 2016, small-caps are off to another rocky start. In fact, the Russell 2000 declined almost 8% in the first five trading days of the year. Not since 2008 have we seen the year begin with such losses. While we don’t expect 2016 to be a repeat of 2008, we aren’t sure if small-caps will outperform their large-cap peers this year.

After December’s sharp correction, small-caps offer a very modest premium over large-caps. The Leuthold Group’s data show the small-cap market to be below its median valuation relative to large-caps for the first time in about seven years. In our last letter, we noted that small-caps looked cheap versus large-caps, yet were expensive on an absolute basis. According to Merrill Lynch, as of December 31, 2015, the Russell 2000 was trading at a 17.4x forward price-to-earnings ratio, a bit above its long-term absolute average of 15.8x, yet far below its June 14, 2015, peak of 19.7x.

The Russell 2000, in our view, is now trading at fair value. However, stocks tend to overshoot fair value on both the up and down sides. In Merrill’s analysis, small-caps are trading at a discount on most relative measures versus large-caps. Yet, on December 31, they remained expensive on an absolute basis. The first five days of 2016 undoubtedly wrung out much of this overvaluation.

There is an old market maxim that “as goes January so goes the year.” Historically, small-caps need to outperform large-caps in January if the sector is going to post strong returns for the year. In fact, academic studies show the bulk of the outperformance typically takes place in the first five trading days of the year. Clearly, small-caps are not off to a promising start.

As we look ahead, we do not yet see significant signs of economic weakness or recession in 2016. However, we expect some sort of midcycle correction and believe that markets will improve as the year unfolds. We are not yet ready to forecast small-cap outperformance for 2016, because we believe the market will be oversold and that, before this cycle is over, small-caps will once again trade at a significant discount versus their large-cap peers.

We continue to look for interesting names that we believe will outperform, and we are convinced that our durable blend of growth and value will serve us well in our quest to build value for our shareholders.

Thank you for your confidence in our small-cap team.

Sincerely,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

January 22, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity, ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Growth Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecast growth rates.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with higher price/book ratios and higher forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/15
SS&C Technologies Holdings	1.5%
E*TRADE Financial	1.2
TreeHouse Foods	1.1
Alkermes	1.0
Pinnacle Foods	1.0
BankUnited	0.9
Pacira Pharmaceuticals	0.9
ONE Gas	0.9
Steris	0.9
Western Alliance Bancorp	0.8
Toro	0.8
John Bean Technologies	0.8
PNM Resources	0.8
Infinity Property & Casualty	0.8
PS Business Parks	0.8
Cray	0.8
Acadia Healthcare	0.8
Teledyne Technologies	0.7
Lennox International	0.7
First Horizon National	0.7
Guidewire Software	0.7
Core-Mark Holding	0.7
Proofpoint	0.7
Selective Insurance	0.7
Centene	0.7
Total	21.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 92.4%		
CONSUMER DISCRETIONARY 11.0%		
Auto Components 0.7%		
Gentex	889,200	14,236
Gentherm (1)	739,609	35,057
Horizon Global (1)	487,920	5,060
Strattec Security	143,600	8,112
		62,465
Distributors 0.7%		
Core-Mark Holding	740,200	60,652
		60,652
Diversified Consumer Services 0.2%		
American Public Education (1)	760,600	14,155
		14,155
Hotels, Restaurants & Leisure 3.2%		
BJ's Restaurants (1)	69,400	3,017
Bloomin Brands	2,073,400	35,020
Bojangles (1)	143,060	2,270
Brinker	727,200	34,869
Denny's (1)	2,906,300	28,569
Jack in the Box	385,000	29,533
Krispy Kreme (1)	2,089,000	31,481
Red Robin Gourmet Burgers (1)	480,033	29,637
Shake Shack, Class A (1)	55,360	2,192
Sonic	1,300,000	42,003
The Cheesecake Factory	581,500	26,813
Zoe's Kitchen (1)	204,843	5,732
		271,136
Household Durables 0.5%		
Calatlantic	262,920	9,970

Meritage (1)	876,200	29,782
		39,752
Internet & Catalog Retail 0.4%		
Etsy (1)	892,450	7,372
HSN	519,400	26,318
		33,690
Leisure Products 0.6%		
Arctic Cat	333,900	5,469
Brunswick	885,000	44,702
		50,171
Media 0.8%		
Cable One	57,900	25,109
National Cinemedia	270,180	4,245
New Media Investment	759,000	14,770
Scholastic	556,900	21,474
		65,598
Multiline Retail 0.5%		
Burlington Stores (1)	310,200	13,307
Tuesday Morning (1)(2)	4,072,300	26,470
		39,777
Specialty Retail 2.8%		
American Eagle Outfitters	1,495,400	23,179
Chico's	2,719,100	29,013
Express (1)	437,100	7,553
Five Below (1)	439,400	14,105
Francesca's Holdings (1)	1,288,500	22,433
Michaels (1)	810,000	17,909
Monro Muffler Brake	476,700	31,567
Pier 1 Imports (2)	5,427,000	27,623
Restoration Hardware Holdings (1)	554,900	44,087

Zumiez (1)	1,205,900	18,233
		235,702
Textiles, Apparel & Luxury Goods 0.6%		
Tumi Holdings (1)	1,665,000	27,689
Wolverine World Wide	1,148,900	19,198
		46,887
Total Consumer Discretionary		919,985
CONSUMER STAPLES 3.1%		
Food & Staples Retailing 0.4%		
Fresh Market (1)	939,500	22,003
Performance Food (1)	585,100	13,539
		35,542
Food Products 2.7%		
ADM Holdings (1)(4)	164	608
Makepeace	164	858
Pinnacle Foods	1,960,600	83,247
Post Holdings (1)	731,200	45,115
TreeHouse Foods (1)	1,143,775	89,741
		219,569
Total Consumer Staples		255,111
ENERGY 2.6%		
Energy Equipment & Services 1.3%		
Aspen Aerogels (1)(2)	1,447,400	8,786
Dril-Quip (1)	137,800	8,162
Forum Energy Technologies (1)	803,120	10,007
Gulf Island Fabrication	713,000	7,458
Newpark Resources (1)	1,834,100	9,684
Oceaneering International	205,100	7,695
RPC	1,359,800	16,250

SEACOR Holdings (1)	675,100	35,483
Tesco	878,500	6,360
		109,885
Oil, Gas & Consumable Fuels 1.3%		
Coal Creek (2)	9,295	3,030
Diamondback Energy (1)	567,850	37,989
Eclipse Resources (1)	1,019,400	1,855
Matador Resources (1)	1,675,600	33,127
Parsley Energy (1)	1,352,700	24,957
Synergy Resources (1)	869,600	7,409
		108,367
Total Energy		218,252
FINANCIALS 22.4%		
Banks 8.3%		
Bancorp South	218,700	5,247
BankUnited	2,099,500	75,708
Blue Hills Bancorp	657,175	10,061
Bridge Bancorp	280,000	8,520
Capital Bank Financial, Class A (2)	1,373,600	43,928
East West Bancorp	250,000	10,390
First Horizon National	4,229,200	61,408
First Niagara Financial	3,505,300	38,032
Glacier Bancorp	1,809,900	48,017
Green Bancorp (1)	212,240	2,224
Park Sterling	2,152,950	15,760
Pinnacle Financial Partners	506,259	26,001
Popular	987,000	27,972
Prosperity Bancshares	720,200	34,469
Simmons First National, Class A	334,800	17,195
Synovus Financial	1,218,522	39,456
Talmer Bancorp, Class A	1,680,700	30,437
TCF Financial	1,322,200	18,669

Texas Capital Bancshares (1)	1,055,440	52,160
Valley National Bancorp	1,280,800	12,616
Washington Trust Bancorp	400,600	15,832
WestAmerica Bank	519,500	24,287
Western Alliance Bancorp (1)	1,958,100	70,217
		688,606
Capital Markets 3.0%		
Artisan Partners Asset Management	115,000	4,147
Cohen & Steers	740,100	22,558
E*TRADE Financial (1)	3,318,400	98,357
Financial Engines	1,290,100	43,438
Houlihan Lokey	251,600	6,595
Janus Capital Group	2,930,200	41,287
Pzena Investment Management, Class A	225,500	1,939
Waddell & Reed Financial, Class A	1,100,000	31,526
		249,847
Insurance 3.6%		
Assured Guaranty	2,045,000	54,049
Enstar (1)	166,900	25,042
Infinity Property & Casualty (2)	821,600	67,560
Kemper	519,600	19,355
RLI	695,200	42,929
Safety Insurance Group	324,340	18,286
Selective Insurance	1,776,600	59,658
State Auto Financial	837,921	17,253
		304,132
Real Estate Investment Trusts 4.7%		
Acadia Realty Trust, REIT	572,600	18,982
American Campus Communities, REIT	998,400	41,274
CatchMark Timber Trust, Class A, REIT	1,232,230	13,937
Chesapeake Lodging Trust, REIT	864,900	21,761
Colony Capital, REIT	451,200	8,789
Corporate Office Properties Trust, REIT	1,489,500	32,516

HEALTH CARE 12.9%

Biotechnology 3.6%

Acceleron Pharma (1)	385,600	18,802
Alkermes (1)	1,103,100	87,564
AMAG Pharmaceuticals (1)	225,400	6,805
CoLucid Pharmaceuticals (1)	255,760	2,141
Exelixis (1)	2,666,400	15,038
Incyte (1)	360,000	39,042
Insmed (1)	917,100	16,645
Ionis Pharmaceuticals (1)	671,800	41,605
Novavax (1)	2,564,800	21,519
Ophthotech (1)	117,600	9,235
Seattle Genetics (1)	431,500	19,366
TESARO (1)	327,700	17,145
Ultragenyx Pharmaceutical (1)	41,380	4,642
		299,549

Health Care Equipment & Supplies 3.7%

Accuray (1)	1,644,600	11,101
Analogic	268,602	22,187
Edwards Lifesciences (1)	152,200	12,021
Entellus Medical (1)	170,542	2,875
Halyard Health (1)	1,338,200	44,709
HeartWare International (1)	226,173	11,399
Insulet (1)	196,200	7,418
K2M Group Holdings (1)	1,538,700	30,374
Masimo (1)	50,200	2,084
Meridian Bioscience	1,658,700	34,036
STERIS (1)	981,800	73,969
Wright Medical (1)	2,201,887	53,242
		305,415

Health Care Providers & Services 3.3%

Acadia Healthcare (1)	1,005,500	62,803
Adeptus Health, Class A (1)	392,140	21,379

Centene (1)	886,700	58,354
Diplomat Pharmacy (1)	445,990	15,262
HealthEquity (1)	94,040	2,358
LifePoint Health (1)	528,800	38,814
Team Health Holdings (1)	406,900	17,859
Universal American	570,900	3,996
WellCare Health Plans (1)	700,500	54,786
		275,611
Health Care Technology 0.2%		
HMS Holdings (1)	1,480,527	18,270
		18,270
Life Sciences Tools & Services 0.4%		
Bruker (1)	1,487,300	36,097
		36,097
Pharmaceuticals 1.7%		
Catalent (1)	790,100	19,776
Medicines Company (1)	777,600	29,035
Pacira Pharmaceuticals (1)	985,900	75,707
Therapeutics MD (1)	1,099,100	11,398
Theravance	111,300	1,173
Theravance Biopharma (1)	32,014	525
		137,614
Total Health Care		1,072,556
INDUSTRIALS & BUSINESS SERVICES 17.8%		
Aerospace & Defense 2.3%		
American Science Engineering (2)	411,300	17,019
BWX Technologies	564,300	17,928
Hexcel	846,800	39,334
Moog, Class A (1)	601,700	36,463
Teledyne Technologies (1)	694,000	61,558

Triumph Group	599,500	23,830
		196,132
Airlines 0.0%		
Allegiant Travel	19,800	3,323
		3,323
Building Products 1.9%		
AAON	1,048,350	24,343
Apogee Enterprises	222,800	9,694
Lennox International	492,400	61,501
Quanex Building Products	1,312,400	27,363
Simpson Manufacturing	969,700	33,115
		156,016
Commercial Services & Supplies 3.9%		
ARC Document Solutions (1)	787,700	3,482
G & K Services, Class A	343,000	21,575
Horizon North Logistics (CAD)	1,628,700	2,660
Knoll	1,742,700	32,763
Matthews International, Class A	423,600	22,641
Mobile Mini	1,160,700	36,133
MSA Safety	1,151,400	50,051
Multi-Color (2)	842,200	50,372
R.R. Donnelley	72,622	1,069
Ritchie Bros. Auctioneers	1,535,300	37,016
SP Plus (1)	546,800	13,069
Waste Connections	927,100	52,214
		323,045
Construction & Engineering 0.1%		
Comfort Systems USA	240,300	6,829
		6,829
Electrical Equipment 0.7%		
AZZ	887,054	49,294

Thermon Group Holdings (1)	521,300	8,820
		58,114
Machinery 7.1%		
Alamo	274,734	14,314
Albany International	917,900	33,549
Chart Industries (1)	925,400	16,620
Clarcor	802,726	39,880
ESCO Technologies	1,041,300	37,633
Graco	702,900	50,658
Harsco	1,964,900	15,484
Hillenbrand	807,200	23,917
John Bean Technologies	1,386,200	69,074
Luxfer Holdings, ADR	1,292,969	12,723
Mueller Water Products	3,011,400	25,898
Proto Labs (1)	98,400	6,267
RBC Bearings (1)	740,100	47,803
Rexnord (1)	1,593,276	28,870
Sun Hydraulics	859,000	27,256
Tennant	296,700	16,692
Toro	958,900	70,067
TriMas (1)	1,219,800	22,749
Valmont Industries	236,900	25,116
Woodward	106,800	5,304
		589,874
Marine 0.2%		
Matson	401,860	17,131
		17,131
Professional Services 0.2%		
Exponent	440,800	22,018
		22,018
Road & Rail 1.2%		
Celadon Group	949,300	9,388

Heartland Express	81,000	1,379
Knight Transportation	1,638,500	39,701
Landstar System	440,300	25,823
Saia (1)	958,500	21,327
		97,618
Trading Companies & Distributors 0.2%		
Univar (1)	1,002,900	17,060
		17,060
Total Industrials & Business Services		1,487,160
INFORMATION TECHNOLOGY 15.0%		
Communications Equipment 1.2%		
ADTRAN	1,300,000	22,386
CalAmp (1)	768,100	15,308
Ciena (1)	399,000	8,256
Finisar (1)	2,500,000	36,350
Ixia (1)	1,165,400	14,486
		96,786
Electronic Equipment, Instruments & Components 0.8%		
CTS	1,025,200	18,085
Electro Rent	410,100	3,773
FARO Technologies (1)	467,800	13,809
InvenSense (1)	893,500	9,140
National Instruments	900,000	25,821
		70,628
Internet Software & Services 2.7%		
Cvent (1)	900,000	31,419
Demandware (1)	400,000	21,588
Endurance International Group Holdings (1)	1,044,500	11,416
Five9 (1)	2,084,800	18,138
GrubHub (1)	936,858	22,672
Marketo (1)	1,600,000	45,936

New Relic (1)	625,000	22,769
Pandora Media (1)	1,198,846	16,077
Quotient Technology (1)	610,217	4,162
SciQuest (1)	1,250,000	16,212
SVMK (f/k/a/ SurveyMonkey), Acquisition Date: 11/25/14 Cost $7,584 (1)(3)(4)	461,018	6,929
Zillow (1)	78,200	2,036
Zillow, Class C (1)	156,500	3,675
		223,029
Semiconductor & Semiconductor Equipment 2.7%		
Advanced Energy Industries (1)	534,300	15,083
Cavium (1)	280,000	18,399
Diodes (1)	650,000	14,937
Fairchild Semiconductor, Class A (1)	1,111,900	23,028
Integrated Device Technology (1)	369,500	9,736
Kopin (1)	934,200	2,541
M/A-COM Technology Solutions Holdings (1)	400,000	16,356
PDF Solutions (1)	728,400	7,896
PMC-Sierra (1)	3,000,000	34,860
Semtech (1)	2,675,000	50,611
Silicon Laboratories (1)	198,600	9,640
Veeco (1)	1,290,600	26,535
		229,622
Software 6.8%		
Allot Communications (1)	1,231,600	7,168
Bottomline Technologies (1)	1,700,000	50,541
Computer Modelling (CAD)	1,053,900	6,840
Cyber-Ark Software (1)	450,000	20,313
Descartes Systems (1)	2,825,300	56,732
Fleetmatics (1)	825,000	41,902
Fortinet (1)	538,900	16,797
Guidewire Software (1)	1,010,000	60,761
HubSpot (1)	125,000	7,039
Imperva (1)	340,000	21,525

Infoblox (1)	400,000	7,356
Interactive Intelligence (1)	600,000	18,852
Progress Software (1)	973,400	23,362
Proofpoint (1)	925,000	60,134
Qlik Technologies (1)	100,000	3,166
RingCentral (1)	868,700	20,484
SS&C Technologies Holdings	1,779,800	121,507
Tangoe (1)(2)	2,980,100	25,003
		569,482
Technology Hardware, Storage & Peripherals 0.8%		
Cray (1)	1,945,900	63,144
		63,144
Total Information Technology		1,252,691
MATERIALS 3.6%		
Chemicals 0.9%		
Flotek Industries (1)	1,162,900	13,303
Minerals Technologies	800,300	36,702
PolyOne	775,400	24,627
Senomyx (1)	1,068,600	4,029
		78,661
Construction Materials 0.2%		
Eagle Materials	60,000	3,626
Martin Marietta Materials	80,000	10,926
		14,552
Containers & Packaging 0.2%		
Multi Packaging Solutions International (1)	1,005,600	17,447
		17,447
Metals & Mining 1.4%		
Adrian Steel, Warrants, 9/30/16 (1)(4)	1	—
Compass Minerals	173,200	13,037

Constellium (1)	1,506,700	11,602
Franco-Nevada (CAD)	361,300	16,528
Haynes International	526,100	19,303
New Gold (CAD) (1)	8,361,500	19,458
Osisko Gold Royalties (CAD)	1,217,900	12,032
Petra Diamonds (GBP)	3,825,738	4,946
Ryerson Holding (1)	547,010	2,554
Worthington Industries	583,600	17,590
		117,050
Paper & Forest Products 0.9%		
Clearwater Paper (1)	473,300	21,549
Louisiana Pacific (1)	1,237,400	22,286
Schweitzer-Mauduit International	478,600	20,097
Wausau Paper	1,018,600	10,420
		74,352
Total Materials		302,062
UTILITIES 4.0%		
Electric Utilities 2.0%		
Cleco	240,200	12,541
El Paso Electric	830,300	31,967
PNM Resources	2,229,300	68,150
Portland General Electric	1,350,300	49,110
		161,768
Gas Utilities 1.7%		
Chesapeake Utilities	320,257	18,175
ONE Gas	1,506,800	75,596
Southwest Gas	840,635	46,369
		140,140
Independent Power & Renewable Electricity Producers 0.1%		
Dynegy (1)	217,600	2,916
NRG Yield, Class A	267,300	3,718

NRG Yield, Class C	267,300	3,945
		10,579
Multi-Utilities 0.2%		
NorthWestern	331,100	17,962
		17,962
Total Utilities		330,449
Total Common Stocks (Cost $5,844,607)		7,706,525
CONVERTIBLE PREFERRED STOCKS 0.6%		
INFORMATION TECHNOLOGY 0.6%		
Internet Software & Services 0.4%		
Cargurus, Series D, Acquisition Date: 7/7/15 Cost $9,318 (1)(3)(4)	229,263	9,318
Cloudera, Series F, Acquisition Date: 2/5/14 Cost $9,289 (1)(3)(4)	637,954	17,333
MongoDB, Series F, Acquisition Date: 10/2/13 Cost $6,992 (1)(3)(4)	418,098	3,930
		30,581
IT Services 0.1%		
Apptio, Series D, Acquisition Date: 3/9/12, Cost $8,451 (1)(3)(4)	471,689	8,137
		8,137
Software 0.1%		
Plex Systems, Series B, Acquisition Date: 6/9/14 Cost $10,984 (1)(2)(3)(4)	4,787,573	10,245
		10,245
Total Information Technology		48,963
Total Convertible Preferred Stocks (Cost $45,034)		48,963

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $6,491,641)	$ 8,357,488
Receivable for shares sold	55,996
Dividends receivable	5,501
Receivable for investment securities sold	350
Foreign currency (cost $64)	65
Other assets	88
Total assets	8,419,488
Liabilities	
Payable for shares redeemed	63,716
Payable for investment securities purchased	5,901
Investment management fees payable	5,327
Variation margin payable on futures contracts	1,577
Due to affiliates	494
Other liabilities	1,049
Total liabilities	78,064
NET ASSETS	$ 8,341,424
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 71,456
Net unrealized gain	1,867,688
Paid-in capital applicable to 216,092,565 shares of $0.50 par value capital stock outstanding; 1,000,000,000 shares authorized	6,402,280
NET ASSETS	$ 8,341,424
NET ASSET VALUE PER SHARE	
Investor Class	
($7,995,019,656 / 207,050,386 shares outstanding)	$ 38.61
Advisor Class	
($298,246,248 / 7,795,002 shares outstanding)	$ 38.26
I Class	
($48,157,960 / 1,247,177 shares outstanding)	$ 38.61

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/15	12/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 6,644	$ 12,181
Net realized gain	1,094,995	1,087,044
Change in net unrealized gain / loss	(1,381,061)	(460,641)
Increase (decrease) in net assets from operations	(279,422)	638,584
Distributions to shareholders		
Net investment income		
Investor Class	(9,369)	(9,876)
I Class	(73)	–
Net realized gain		
Investor Class	(781,190)	(618,862)
Advisor Class	(29,911)	(28,169)
I Class	(4,360)	–
Decrease in net assets from distributions	(824,903)	(656,907)
Capital share transactions*		
Shares sold		
Investor Class	943,655	1,155,262
Advisor Class	58,311	109,985
I Class	50,942	–
Distributions reinvested		
Investor Class	743,705	591,304
Advisor Class	29,875	28,120
I Class	3,204	–
Shares redeemed		
Investor Class	(1,984,082)	(2,169,822)
Advisor Class	(177,988)	(235,840)
I Class	(658)	–
Decrease in net assets from capital share transactions	(333,036)	(520,991)
Net Assets		
Decrease during period	(1,437,361)	(539,314)
Beginning of period	9,778,785	10,318,099
End of period	**$ 8,341,424**	**$ 9,778,785**
Undistributed net investment income	–	2,305

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Small-Cap Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies. The fund has three classes of shares: the Small-Cap Stock Fund original share class, referred to in this report as the Investor Class, offered since June 1, 1956; the Small-Cap Stock Fund–Advisor Class (Advisor Class), offered since March 31, 2000; and the Small-Cap Stock Fund–I Class (I Class), offered since August 28, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $239,000 for the year ended December 31, 2015.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31,2015, the fund realized $265,862,000 of net gain on $603,315,000 of in-kind redemptions.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2015, totaled $(7,512,000) for the year ended December 31, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2015, the fund held equity futures with cumulative unrealized gain of $1,840,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended December 31, 2015, the fund recognized $5,549,000 of realized loss on Futures and a $(1,324,000) change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of December 31, 2015, securities valued at $7,805,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,728,507,000 and $2,817,738,000, respectively, for the year ended December 31, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to per-share rounding of distributions. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, were characterized for tax purposes as follows:

At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, and the realization of gains/losses on passive foreign investment companies and/or certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2015, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2015, expenses incurred pursuant to these service agreements were $92,000 for Price Associates; $1,739,000 for T. Rowe Price Services, Inc.; and $1,600,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2015, the fund was charged $333,000 for shareholder servicing costs related to the college savings plans, of which $260,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2015, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2015, the fund was allocated $2,879,000 of Retirement Funds’ expenses, of which $1,153,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2015, approximately 21% of the outstanding shares of the Investor Class were held by the Retirement Funds.

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund; however, no Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2015, approximately 8% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 5,805 shares of the I Class, aggregating less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Small-Cap Stock Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small-Cap Stock Fund, Inc. (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$22,968,000 from short-term capital gains,
●

$937,879,000 from long-term capital gains, of which $936,413,000 was subject to a long-term capital gains tax rate of not greater than 20%, and $1,466,000 to a long-term capital gains tax rate of not greater than 25%.

For taxable non-corporate shareholders, $20,995,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $20,995,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[181]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank
[181]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[181]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[181]	Member, Pipeline Crisis/Winning Strategies, a collaborative
working to improve opportunities for young African Americans
(1997 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[181]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[181]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[181]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[181]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[181]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2013	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[127]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Small-Cap Stock Fund	Principal Occupation(s)

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Preston G. Athey, CFA, CIC (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Ira W. Carnahan, CFA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher T. Fortune (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Robert J. Marcotte (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles G. Pepin (1966)	Director, T. Rowe Price Trust Company; Vice
Vice President	President, T. Rowe Price and T. Rowe Price
Group, Inc.

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Stock Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 17, 2016